UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

Altair Engineering Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38263	38-2591828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 E. Big Beaver Road Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 614-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	ALTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item. 8.01. Other Events.

As previously disclosed, the Company filed voluntary self-disclosure notices with the U.S. Treasury Department’s Office of Foreign Assets Controls (OFAC) and the U.S. Commerce Department’s Bureau of Industry & Security (BIS) on May 10, 2019 regarding potential violations of U.S. economic sanctions and export control laws. Since then, the Company’s ongoing internal investigation confirmed that a third-party consultant in Poland disclosed certain proprietary software to an individual subcontractor who resides in Iran. The software in question was developed by the Company’s Greek subsidiary and is purely commercial in nature.

The Company’s internal investigation also found additional information indicating that other users in Iran and other comprehensively sanctioned countries downloaded other software programs from a website maintained by this same Greek subsidiary. The software in question was available for download as freeware and is also purely commercial in nature. The Company believes it is reasonably likely that OFAC and BIS would view the Polish consultant’s disclosure and these recently-discovered freeware downloads as violations of applicable U.S. economic sanctions and export controls laws.

The Company is still conducting its internal investigation with the assistance of outside counsel and will disclose the final results of that investigation to OFAC and BIS. Although it is too early to predict what the ongoing internal investigation might find, or what action OFAC or BIS might ultimately take, the Company does not currently have reason to believe that this matter (or any related U.S. Government investigations) will have a meaningful impact on its operations, the results of its operations for any future period, or its overall financial condition.

Forward-Looking Statements

Information in item 8.01 of this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding the Company’s investigation into the matters described therein. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially from the Company’s expectations include, among other things, the possibility that facts currently not known by the Company may be discovered and may cause the outcome of the Company’s investigation to differ from current expectations.

Item 9.01. Financial Statements and Exhibits.

Explanatory Note

In connection with the consummation of the acquisition by the Company of Datawatch Corporation (“Datawatch”) effected by a merger of a subsidiary of the Company with and into Datawatch on December 13, 2018 (the “Merger”), the Company filed a Current Report on Form 8-K on December 13, 2019 describing that transaction (the “Original Current Report”). On February 22, 2019, the Company filed an amendment to the Original Current Report for the purpose of amending and supplementing Item 9.01 of the Original Current Report to provide the information required by Item 9.01(a) and (b) of Form 8-K and Rule 3-05(b) of Regulation S-X that was not previously filed with the Original Current Report, as permitted by the rules of the SEC (the “Amended Current Report”).

The following financial statements were filed as exhibits to the Amended Current Report: (i) the audited consolidated balance sheet of Datawatch Corporation as of September 30, 2018; (ii) the related consolidated statements of operations, comprehensive loss, shareholders’ equity and cash flows for each of the two years ended September 30, 2018; and (iii) the related notes.

The following pro forma financial information was filed as an exhibit to the Amended Current Report: (i) an unaudited pro forma condensed combined balance sheet which gave effect to the Merger as if it had occurred on September 30, 2018; (ii) the related unaudited pro forma condensed combined statements of operations for the nine-month period ended September 30, 2018, and the year ended December 31, 2017, which gave effect to the Merger as if it had occurred on January 1, 2017; and (iii) the related notes to such unaudited pro forma condensed combined financial statement.

The Company is presenting in this Current Report additional pro forma information with respect to the Merger that was not required to be included in the Amended Current Report.

Forward-Looking Statements

Information in Item 9.01 of this Current Report on Form 8-K, together with the exhibits attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding the integration of Altair Engineering Inc. and Datawatch Corporation, the expected benefits and costs of Altair’s acquisition of Datawatch, Altair’s plans relating to the acquisition, the future financial and accounting impact of the acquisition, and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements, include, but are not limited to, the possibility that the expected costs and benefits of the Merger may not materialize as expected, the possibility that preliminary financial reporting estimates and assumptions may prove to be incorrect, the failure of Altair to successfully integrate the Datawatch business or realize synergies, conditions in the capital and financial markets, general economic conditions and other risks that are described in Altair’s Annual Report on Form 10-K for the year ended December 31, 2018 and its other filings with the SEC.

(a) Financial statements of business acquired.

The following pro forma financial information is being filed as an exhibit to this Current Report and is incorporated by reference herein:

Exhibit 99.1 – (i) The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, which gives effect to the Merger as if it had occurred on January 1, 2018; and (ii) the related notes to such unaudited pro forma condensed combined financial statement.

(d) Exhibits:

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Exhibit No.	Description

99.1	The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, which gives effect to the Merger as if it had occurred on January 1, 2018; and the related notes to such unaudited pro forma condensed combined financial statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTAIR ENGINEERING INC.

Dated: June 4, 2019	By:	/s/ Howard N. Morof
Name: Howard N. Morof
Title: Chief Financial Officer

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